                                                                   EXHIBIT 10.18



                                 AMENDMENT NO. 2
                          dated as of February 2, 2000,

                                    AMENDING
                         AND RESTATING THE PARTICIPATION
                     AGREEMENT, THE MASTER LEASE AND DEED OF
                              TRUST, AND APPENDIX A
                          dated as of February 9, 1999

                                      among

                              SYMANTEC CORPORATION,
            as the Lessee, Construction Agent, Pledgor and Guarantor

                    SUMITOMO BANK LEASING AND FINANCE, INC.,
                                 as the Lessor,

                VARIOUS FINANCIAL INSTITUTION IDENTIFIED HEREIN,
                                   as Lenders,

                            THE BANK OF NOVA SCOTIA,
                             as Documentation Agent,

                                       and

                 THE SUMITOMO BANK, LIMITED, LOS ANGELES BRANCH,
                                    as Agent.

                          Lease Financing of Properties
                            for Symantec Corporation

        THIS AMENDMENT NO. 2 TO THE AMENDED AND RESTATED PARTICIPATION AGREEMENT, MASTER LEASE AND DEED OF TRUST, AND APPENDIX A, dated as of February 2, 2000 (this "Amendment"), amending that certain Amended and Restated Participation Agreement (the "Participation Agreement"), Master Lease and Deed of Trust, and that certain Appendix A thereto ("Appendix A") dated as of February 9, 1999, among SYMANTEC CORPORATION, as the Lessee, Construction Agent, Pledgor and Guarantor (the "Lessee"), SUMITOMO BANK LEASING AND FINANCE, INC., as the Lessor (the "Lessor"), VARIOUS FINANCIAL INSTITUTIONS IDENTIFIED HEREIN, as the Lenders (the "Lenders"), THE BANK OF NOVA SCOTIA, as the Documentation Agent ("Scotia") and THE SUMITOMO BANK, LIMITED, LOS ANGELES BRANCH, as the Agent (the "Agent").


                              W I T N E S S E T H:

        WHEREAS, the Lessee, the Lessor, the Lenders, Scotia and the Agent have heretofore entered into the Participation Agreement, Master Lease and Deed of Trust, and Appendix A; and

        WHEREAS, the Lessee, the Lessor, the Lenders, Scotia and the Agent now desire to amend the Participation Agreement, Master Lease and Deed of Trust, and Appendix A in certain respects to reflect the fact that: (i) an additional 180 days has been added to the Outside Completion Date to accommodate the completion of an addition to City Center II per the Webcor Builders Change Order number 001, project number 99070 and (ii) the calculation of Tangible Net Worth affords the Lessee an annual $75 million exemption for Acquisitions (as defined in the Credit Agreement), as hereinafter provided;

        NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto agree as follows:

        SECTION 1. Certain Terms. Capitalized terms used but not otherwise defined in this Amendment have the meanings specified in Appendix A; and the rules of interpretation specified in Appendix A shall apply to this Amendment.

        SECTION 2. Amendment to Section 10.1(f)(ii) of the Participation Agreement. Section 10.1(f)(ii) of the Participation Agreement is hereby amended by adding to the end of that provision ", less any amount up to $75 million annually reflecting costs related to Acquisitions (as defined in the Credit Agreement)."

        SECTION 3. Amendment to "Construction Commitment Period" and "Outside Completion Date" in Appendix A.

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        (a) The definition of "Construction Commitment Period" in Appendix A is
hereby amended by deleting "twelve (12)" in the seventh and eighth line of such definition and replacing it with "eighteen (18)".

        (b) The definition of "Outside Completion Date" in Appendix A is hereby amended by deleting "twenty-four (24)" appearing in the second line of such definition, and replacing it with "thirty (30)". The definition is further amended by deleting "twelve (12)" appearing in the fourth line of such definition, and replacing it with "eighteen (18)".

        SECTION 4. Amendment to Section 2.3 of the Amended and Restated Master Lease and Deed of Trust. The second paragraph of section 2.3 is hereby amended by deleting "twelfth (12th)" appearing in the tenth line of such paragraph and replacing it with "eighteenth (18th)".

        SECTION 5. Conditions to Effectiveness. This Amendment shall be effective upon the execution by each of the parties hereto. The effective date of this Amendment shall be February __, 2000.

        SECTION 6. Ratification of and References to Participation Agreement, Master Lease and Deed of Trust and Appendix A. This Amendment shall be deemed to be an amendment to the Participation Agreement, Master Lease and Deed of Trust and Appendix A, and the Participation Agreement, Master Lease and Deed of Trust and Appendix A, as amended hereby, is hereby ratified, approved and confirmed in every respect. All references to the Participation Agreement, Master Lease and Deed of Trust and Appendix A in any other document, instrument, agreement or writing shall hereafter be deemed to refer to the Participation Agreement, Master Lease and Deed of Trust and, Appendix A as amended hereby.

        SECTION 6. Counterpart Execution. This Amendment may be executed in any number of counterparts and by each of the parties hereto in separate counterparts, all such counterparts together constituting but one and the same instrument.

        SECTION 7. GOVERNING LAW. THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF CALIFORNIA, WITHOUT REGARD TO CONFLICTS OF LAW PRINCIPLES THEREOF.

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        IN WITNESS WHEREOF, each of the parties hereto has caused this Amendment to be duly executed by an officer thereunto duly authorized as of the date and year first above written.


                                     SYMANTEC CORPORATION, as Lessee,
                                     Construction Agent, Pledgor and Guarantor




                                     By: /s/ Gregory Myers
                                        --------------------------------------
                                         Name: Gregory E. Myers
                                         Title: CFO and VP, Finance


                                     SUMITOMO BANK LEASING AND FINANCE, INC., as the Lessor



                                     By: /s/ Brett D. Long
                                        --------------------------------------
                                         Name: Brett D. Long
                                         Title: President

The following parties hereby agree to and consent to this Amendment this 2 day of February 2000.




                                     THE BANK OF NOVA SCOTIA, as  Lender


                                     By: /s/ Ed Rofman
                                        -------------------------------------
                                         Name: Ed Rofman
                                         Title: Director



                                     COOPERATIEVE CENTRALE
                                     RAIFFEISEN-BOERENLEENBANK B.A., "Rabobank
                                     Nederland," New York Branch as Lender



                                     By: /s/ Peter Fraguel
                                        --------------------------------------
                                         Name: Peter Fraguel
                                         Title: Vice President

                           ALL-PURPOSE ACKNOWLEDGEMENT


State of ___________________ )
                             )
County of __________________ )


On _______________________ before me, _______________________________________,
          Date      Name, Title of Officer, e.g., "Jane Doe,      Notary Public

personally appeared _________________________________________________________,

[ ]     personally known to me - OR -

[ ] proved to me on the basis of satisfactory evidence to be the person(s) whose name(s) is/are subscribed to the within instrument and acknowledged to me that he/she/they executed the same in his/her/their authorized capacity(ies), and that by his/her/their signature(s) on the instrument the person(s), or the entity upon behalf of which the person(s) acted, executed the instrument.

        Witness my hand and official seal.


        -----------------------------------
                 Signature of Notary


CAPACITY CLAIMED BY SIGNER:                 SIGNER IS REPRESENTING:
                                            NAME OF PERSON(S) OR ENTITY(IES)

[ ]     INDIVIDUAL(S)
                                            ------------------------------
[ ]     CORPORATE OFFICER(S)
                                            ------------------------------

                                            ------------------------------

        ------------------------------
                     TITLE

        ------------------------------
                     TITLE


[ ]     PARTNER(S)

[ ]     ATTORNEY-IN-FACT

[ ]     TRUSTEE(S)

[ ]     SUBSCRIBING WITNESS

[ ]     GUARDIAN/CONSERVATOR

[ ]     OTHER
             -------------------------

        ------------------------------

        ------------------------------

ATTENTION NOTARY: ALTHOUGH THE INFORMATION REQUESTED BELOW IS OPTIONAL, IT COULD PREVENT FRAUDULENT ATTACHMENT OF THIS CERTIFICATE TO UNAUTHORIZED DOCUMENT.

THIS CERTIFICATE         Title or Type of Document_____________________________
MUST BE ATTACHED         Number of Pages _____ Date of Document________________
TO THE DOCUMENT          Signer(s) Other Than Named Above _____________________
DESCRIBED AT RIGHT:

                           ALL-PURPOSE ACKNOWLEDGEMENT


State of ___________________ )
                             )
County of __________________ )


On _______________________ before me, _______________________________________,
          Date      Name, Title of Officer, e.g., "Jane Doe,      Notary Public

personally appeared _________________________________________________________,

[ ]     personally known to me - OR -

[ ] proved to me on the basis of satisfactory evidence to be the person(s) whose name(s) is/are subscribed to the within instrument and acknowledged to me that he/she/they executed the same in his/her/their authorized capacity(ies), and that by his/her/their signature(s) on the instrument the person(s), or the entity upon behalf of which the person(s) acted, executed the instrument.

        Witness my hand and official seal.


        -----------------------------------
                 Signature of Notary


CAPACITY CLAIMED BY SIGNER:                 SIGNER IS REPRESENTING:
                                            NAME OF PERSON(S) OR ENTITY(IES)

[ ]     INDIVIDUAL(S)
                                            ------------------------------
[ ]     CORPORATE OFFICER(S)
                                            ------------------------------

                                            ------------------------------

        ------------------------------
                     TITLE

        ------------------------------
                     TITLE


[ ]     PARTNER(S)

[ ]     ATTORNEY-IN-FACT

[ ]     TRUSTEE(S)

[ ]     SUBSCRIBING WITNESS

[ ]     GUARDIAN/CONSERVATOR

[ ]     OTHER
             -------------------------

        ------------------------------

        ------------------------------
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ATTENTION NOTARY: ALTHOUGH THE INFORMATION REQUESTED BELOW IS OPTIONAL, IT COULD
PREVENT FRAUDULENT ATTACHMENT OF THIS CERTIFICATE TO UNAUTHORIZED DOCUMENT.

THIS CERTIFICATE         Title or Type of Document_____________________________
MUST BE ATTACHED         Number of Pages _____ Date of Document________________
TO THE DOCUMENT          Signer(s) Other Than Named Above _____________________
DESCRIBED AT RIGHT: